Deposits, Payments and Other Receivables, Net - Schedule of Deposits, Payments and Other Receivables (Details)	Mar. 31, 2025 USD ($)	Mar. 31, 2025 CNY (¥)	Sep. 30, 2024 CNY (¥)
Prepaid Expense, Current [Abstract]
Payments for suppliers	$ 16,100	¥ 116,830	¥ 1,571,422
Deferred IPO costs	1,824,348	13,238,746	10,961,224
Others	13,365	96,984	70,658
Total	$ 1,853,812	¥ 13,452,560	¥ 12,603,304